FORM 8-K
                        _____________

                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549






            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): April 25, 2003


               Structured Asset Mortgage Investments, Inc
           Mortgage Pass-Through Certificates, Series 1998-3
         (Exact name of registrant as specified in its charter)



          Delaware               33-44658          13-3633241
(State or other juris-         (Commission     (IRS Employer
diction of incorporation)      File Number)    Identification No.)




  383 Madison Avenue, New York, New York               10167
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (212) 272-2000


                        Not Applicable
(Former name or former address, if changed since last report.)





Item 5.   Other Events.


     1.A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-3, on April 25, 2003. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated February 25, 1998, between and among Structured Asset Mortgage investments, Inc ., as Depositor, Countrywide Home Loans,Inc. as Master Servicer, and The Bank of New York, as Trustee.





Item 7.  Financial Statements and Exhibits.



    (c)   Exhibits.

          28.51   April 25, 2003 - Information on Distribution to
                    Certificateholders







SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                   Structured Asset Mortgage Investments, Inc.
                                     (Registrant)






Date: May 7, 2003                 By:  /S/Joseph Jurkowski Jr.
                                          Joseph Jurkowski Jr.
                                    Vice President/Asst.Secretary






         Structured Asset Mortgage Investments, Inc.

         FORM 8-K

         CURRENT REPORT

         Exhibit Index





Exhibit No.                         Description

(28.51)                            April 25, 2003 - Information on
                                   Distribution to Certificateholders









                          Principal Amt
           Original     Outstanding                                        Ending       Cumulative
Certific   Principal      Prior to    Interest   Interest   Principal  Principal Amoun    Realized
 Class      Amount      Distribution    Rate   Distributed   Payable     Outstanding       Losses

      A   $332,071,600 $3,865,640.01  4.925172% $15,870.45  $12,710.33  $3,852,929.68           $0.00
      R             100             0 4.925172%      $0.00            0         $0.00           $0.00
    B-1       5,257,000    717,121.15 4.925172%  $2,944.15     2,357.91   $714,763.24           $0.00
    B-2      13,142,815  1,784,487.94 4.925172%  $7,326.25     5,867.45 $1,778,620.50      $19,552.12


  Total $350,471,515.00$6,367,249.10            $26,140.85  $20,935.69  $6,346,313.42      $19,552.12


COLLATERAL INFORMATION

Group 1

Cut Off Date Balance                                                                 0

Beginning Aggregate Pool Stated Principal Balance                         6,367,249.10
Ending Aggregate Pool Stated Principal Balance                            6,346,313.41

Beginning Aggregate Certificate Stated Principal Balance                  6,367,249.10
Ending Aggregate Certificate Stated Principal Balance                     6,346,313.41

Beginning Aggregate Loan Count                                                      41
Loans Paid Off or Otherwise Removed Pursuant to Pooling and Servicing A              0
Ending Aggregate Loan Count                                                         41

Beginning Weighted Average Loan Rate                                         5.259453%
Ending Weighted Average Loan Rate                                            5.260441%

Beginning Net Weighted Average Loan Rate                                     4.925172%
Ending Net Weighted Average Loan Rate                                        4.926223%

Weighted Average Maturity                                                          285

Servicer Advances                                                             6,476.63

Aggregate Pool Prepayment                                                     9,499.01
Pool Prepayment Rate                                                   1.7788 CPR

Master Servicing Fees Paid                                                    1,766.02

Total Fees                                                                    1,766.02


DELINQUENCY INFORMATION

Group 1

Delinquency                          30-59 Days 60-89 Days   90+ Days      Totals

Scheduled Principal Balance          237,059.70        0.00        0.00     237,059.70
Percentage of Total Pool Balance      3.735392%   0.000000%   0.000000%      3.735392%
Number of Loans                          1          0           0             1
Percentage of Total Loans             2.439024%   0.000000%   0.000000%      2.439024%

Forclosure

Scheduled Principal Balance                                                 322,482.55
Percentage of Total Pool Balance                                             5.081415%
Number of Loans                                                                      1
Percentage of Total Loans                                                    2.439024%

REO

Scheduled Principal Balance                                                 315,731.07
Percentage of Total Pool Balance                                             4.975031%
Number of Loans                                                                      2
Percentage of Total Loans                                                    4.878049%

Book Value of all REO Loans                                                       0.00
Percentage of Total Pool Balance                                             0.000000%

Current Realized Losses                                                           0.00
Additional Gains/Losses                                                           0.00
Total Realized Losses                                                        19,519.50


